Filed pursuant to Rule 497(e)
File Nos. 811-22534 and 333-172947

Versus Capital Multi-Manager Real Estate Income Fund LLC

Supplement dated April 15, 2020 to the
Prospectus dated August 9, 2019

Effective immediately, the prospectus of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is amended as follows:

The sub-section “Market Disruption and Geopolitical Risk” under the section “Risk Factors” on page 39 of the Prospectus is amended and restated in its entirety as follows:

Market Disruption and Geopolitical Risk

The aftermath of events such as the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, Great Britain’s exit from the European Union, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets.

In April 2018, the U.S. government began imposing tariffs on Chinese imports. China, in turn, retaliated with its own tariffs on U.S. imports. As of June 2019, the U.S. had imposed tariffs on approximately $250 billion of Chinese goods, and had threatened tariffs on additional Chinese goods, and China had imposed tariffs on more than $110 billion of U.S. goods. In January 2020, the U.S. and China signed a trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future.

This continuing trade war, especially if it is not resolved in the near future, has already had, and is likely to lead to additional adverse economic effects, both to the Chinese and the U.S. markets, and is likely to negatively affect the investments of the Fund. The trade war, especially if it is escalated, may also cause the depreciation of the Chinese currency as well as global economic turmoil.

Continuing uncertainty as to the status of the Euro and the European Union (“EU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a fund’s portfolio investments. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the EU, or “Brexit.” On February 1, 2017, the United Kingdom Parliament voted in favor of allowing the United Kingdom government to begin the formal process of Brexit, and the United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017, triggering a two-year period of negotiations on the terms of such withdrawal.

On January 30, 2020, the European Parliament formally approved the withdrawal of the United Kingdom from the EU.  The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom was no longer a member of the EU.  Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU.  Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the EU, including: possible inflation or recession, depreciation of the pound or other currency, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies, so its departure and the negotiated future relationship between it and the EU also may negatively impact Europe and other international markets, such as by causing volatility within the EU, triggering prolonged economic downturns or sparking additional member states to contemplate departing the EU. The potential effects of Brexit on the Fund are also difficult to gauge, but could include the risk of losing investors and increased exposure to foreign currency exchange rate risk and other market risks.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund.

The section “Calculation of Net Asset Value” beginning on page 66 of the Prospectus is amended and restated in its entirety as follows:

CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV once each Business Day typically as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the regular schedule of the NYSE is for a close prior to 4:00 p.m. Eastern Time, such as on days in advance of holidays observed by the NYSE, the Fund will typically calculate its NAV as of such earlier closing time.  In unusual circumstances, such as an unscheduled close or halt of trading on the NYSE, the Fund may calculate its NAV as of an alternative time.  The NAV of the Fund will be equivalent to its assets less its liabilities valued on the basis of market quotations where available and otherwise in accordance with the policies and procedures as discussed below and specifically in the Fund’s Valuation Policy.  The NAV of the Fund and the NAV per Share will be calculated by BNY Mellon daily in accordance with the valuation methodologies approved by the Board, as set forth below, or as may be determined from time to time pursuant to policies established by the Board.

Net Asset Valuation – Real Estate Securities

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the Business Day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities.  Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Net Asset Valuation – Investment Funds

The Board has adopted procedures pursuant to which the Fund will value its investments in the Investment Funds.  Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (“REIS”), as established and amended by the National Council of Real Estate Investment Fiduciaries (“NCRIEF”) in conjunction with the Pension Real Estate Association (“PREA”), or comparable standards which may apply.  REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•
Property valuation standards and policy that are expected to be applied consistent with GAAP fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers.  Real estate investments are required to be valued, (a) internally (by the Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party, preferably once annually, but at least once every 36 months.  Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly.  This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•
Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials.  This also incorporates quarterly performance measurement and reporting standards for every asset held by the Investment Fund.

After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by such Investment Fund and its manager.

The Fund values its investments in Investment Funds based in large part on valuations provided by the managers of the Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Investment Funds’ assets may differ from their actual realizable value or future fair value.  Valuations will be provided to the Fund based on the interim unaudited financial records of the Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations.  Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Investment Funds are calculated by the managers of such funds, each Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Institutional Investment Fund.  The Adviser may conclude,  in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in an Investment Fund and is not indicative of what actual fair value would be under current market conditions.  In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Investment Fund at a discount or a premium to the reported value received from the Investment Fund.  Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee.  The Funds’ valuation of each Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Investment Fund, and typically within 45 calendar days after the end of each quarter for all Investment Funds.

Additionally, between the quarterly valuation periods, the NAVs of such Investment Funds are adjusted daily based on the total return that each Investment Fund is estimated by the Adviser to generate during the current quarter.  The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee.

NAV and NAV Per Share Calculation

The price at which an investor buys Shares or has Shares repurchased is the NAV per Share.  BNY Mellon calculates the Fund’s NAV once each Business Day as follows:

•	Current value of the Fund’s total assets, including the value of all investments held; and

•	Less any liabilities including accrued fees and expenses of the Fund or distributions to be paid.

NAV per Share is calculated by taking the Fund’s NAV divided by the total number of Shares outstanding at the time the determination is made.  The NAV per Share is calculated before taking into consideration any additional investments to be made as of such date and prior to including any dividend reinvestment or any repurchase obligations to be paid in respect of a Repurchase Date that is as of such date.